Exhibit 21.1
Subsidiaries of Aviv REIT, Inc.
At the time of this offering, the following entities will be subsidiaries of Aviv REIT, Inc.

Jurisdiction of
Name	Formation
Alamogordo Aviv, L.L.C.	NM
Arkansas Aviv, L.L.C.	DE
Arlington Aviv, L.L.C.	DE
Aviv Asset Management, L.L.C.	DE
Aviv Development JV, L.L.C.	DE
Aviv Financing I, L.L.C.	DE
Aviv Financing II, L.L.C.	DE
Aviv Financing III, L.L.C.	DE
Aviv Foothills, L.L.C.	DE
Aviv Healthcare Properties Operating Limited Partnership	DE
Aviv Liberty, L.L.C.	DE
Aviv REIT GP, L.L.C.	DE
Aviv REIT LP, L.L.C.	DE
Avon Ohio, L.L.C.	DE
Belleville Illinois, L.L.C.	DE
Bellingham II Associates, L.L.C.	DE
Benton Harbor, L.L.C.	IL
BHG Aviv, L.L.C.	DE
Bonham Texas, L.L.C.	DE
Burton NH Property, L.L.C.	DE
California Aviv, L.L.C.	DE
California Aviv Two, L.L.C.	DE
Camas Associates, L.L.C.	DE
Casa/Sierra California Associates, L.L.C.	DE
Chenal Arkansas, L.L.C.	DE
Chippewa Valley, L.L.C.	IL
Clarkston Care, L.L.C.	DE
Clayton Associates, L.L.C.	NM
Colonial Madison Associates, L.L.C.	DE
Columbia View Associates, L.L.C.	DE
Columbus Texas Aviv, L.L.C.	DE
Columbus Western Avenue, L.L.C.	DE
Commerce Nursing Homes, L.L.C.	IL
CR Aviv, L.L.C.	DE
Denison Texas, L.L.C.	DE
Effingham Associates, L.L.C.	IL
Elite Mattoon, L.L.C.	DE
Elite Yorkville, L.L.C.	DE
Falfurrias Texas, L.L.C.	DE
Florence Heights Associates, L.L.C.	DE
Fountain Associates, L.L.C.	DE
Four Fountains Aviv, L.L.C.	DE
Freewater Oregon, L.L.C.	DE
Fullerton California, L.L.C.	DE
Giltex Care, L.L.C.	DE
Heritage Monterey Associates, L.L.C.	IL
HHM Aviv, L.L.C.	DE
Highland Leasehold, L.L.C.	DE
Hobbs Associates, L.L.C.	IL
Horseshoe Bend Aviv, L.L.C.	DE
Hot Springs Aviv, L.L.C.	DE

Jurisdiction of
Name	Formation
Houston Texas Aviv, L.L.C.	DE
Hutchinson Kansas, L.L.C.	DE
Idaho Associates, L.L.C.	IL
Karan Associates, L.L.C.	DE
Karan Associates Two, L.L.C.	DE
Karan Temple, L.L.C.	DE
KB Northwest Associates, L.L.C.	DE
KB Northwest Associates Limited Partnership	IL
KB Northwest Partners, L.L.C.	DE
KB Pinehurst, L.L.C.	DE
KB Pinehurst Limited Partnership	IL
Kingsville Texas, L.L.C.	DE
Little Rock Aviv, L.L.C.	DE
Manor Associates, L.L.C.	DE
Mansfield Aviv, L.L.C.	DE
Massachusetts Nursing Homes, L.L.C.	DE
Minnesota Associates, L.L.C.	DE
Missouri Associates, L.L.C.	DE
Missouri Regency Associates, L.L.C.	DE
Montana Associates, L.L.C.	IL
Monterey Park Leasehold Mortgage, L.L.C.	DE
Mt. Vernon Texas, L.L.C.	DE
N.M. Bloomfield Three Plus One Limited Company	NM
N.M. Espanola Three Plus One Limited Company	NM
N.M. Lordsburg Three Plus One Limited Company	NM
N.M. Silver City Three Plus One Limited Company	NM
Northridge Arkansas, L.L.C.	DE
Oakland Nursing Homes, L.L.C.	DE
October Associates, L.L.C.	DE
Ogden Associates, L.L.C.	DE
Ohio Aviv, L.L.C.	DE
Omaha Associates, L.L.C.	DE
Orange, L.L.C.	IL
Oregon Associates, L.L.C.	DE
Peabody Associates, L.L.C.	DE
Pomona Vista L.L.C.	IL
Prescott Arkansas, L.L.C.	DE
Raton Property Limited Company	NM
Red Rocks, L.L.C.	IL
Richland Washington, L.L.C.	DE
Riverside Nursing Home Associates, L.L.C.	DE
Rose Baldwin Park Property L.L.C.	IL
Salem Associates, L.L.C.	DE
San Juan NH Property, L.L.C.	DE
Santa Ana-Bartlett, L.L.C.	IL
Santa Fe Missouri Associates, L.L.C.	IL
Savoy/Bonham Venture, L.L.C.	DE
Searcy Aviv, L.L.C.	DE
Skagit Aviv, L.L.C.	DE
Skyview Associates, L.L.C.	DE
Star City Arkansas, L.L.C.	DE
Sun-Mesa Properties, L.L.C.	IL

Jurisdiction of
Name	Formation
Tujunga, L.L.C.	DE
VRB Aviv, L.L.C.	DE
Washington-Oregon Associates, L.L.C.	IL
Watauga Associates, L.L.C.	IL
West Pearl Street, L.L.C.	DE
Wheeler Healthcare Associates, L.L.C.	TX
Willis Texas Aviv, L.L.C.	DE
Woodland Arkansas, L.L.C.	DE
Xion, L.L.C.	IL
Yuba Aviv, L.L.C.	DE

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